UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 28, 2008

 NAVA RESOURCES INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation or organization)

20-8530914
(I.R.S. Employer Identification No.)

333-150582
(Commission File No.)

104 - 2636 Montrose Avenue
Abbotsford, BC, Canada
V2S 3T6
(Address of principal executive offices, including zip code.)

604-306-1950
(telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01     CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Previous independent registered public accounting firm

     On October 27, 2008, we terminated DMCL Chartered Accountants, 1500 - 1140 West Hastings Street, Vancouver, British Columbia, Canada V6E 4G1 as our independent registered public accounting firm. The decision to dismiss DMCL Chartered Accountants as our independent registered public accounting firm was approved by our Board of Directors on October 27, 2008. The reports of DMCL Chartered Accountants consolidated financial statements for the years ended June 30, 2006, 2007 and 2008 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

     During the years ended June 30, 2006, 2007 and 2008 we have not had any disagreements with DMCL Chartered Accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to DMCL Chartered Accountants satisfaction, would have caused it to make reference to the subject matter of the disagreements in its reports on our consolidated financial statements for such years or in connection with its reports in any subsequent interim period through the date of dismissal.

     During the years ended June 30, 2006, 2007 and 2008, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

     On October 28, 2008, we delivered a copy of this report to DMCL Chartered Accountants. DMCL Chartered Accountants issued its response. The response stated that it agreed with the foregoing disclosure. A copy of DMCL Chartered Accountants response is attached hereto as Exhibit 16.1.

New independent registered public accounting firm

     On October 27, 2008, we engaged MacKay LLP, 1100 – 1177 West Hastings Street, Vancouver, BC, V6E 4T5, an independent registered public accounting firm, as our principal independent accountant with the approval of our board of directors. We have not consulted with MacKay LLP on any accounting issues prior to engaging them as our new auditors.

     During the three most recent fiscal years we have not consulted with MacKay LLP regarding either:

1.

The application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that MacKay LLP concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.

Any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-K and the related instruction to Item 304 of Regulation S-K, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-K.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

	Exhibit No.	Description of Exhibit
	16.1	Letter from DMCL Chartered Accountants

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities on this 27th day of October, 2008.

NAVA RESOURCES INC.

BY:

 /s/ JAG SANDHU

Jag Sandhu

President, Chief Executive Officer and member of the Board of Directors.

/s/ JOHNNY ASTORINO

Johnny Astorino

Principal Accounting Officer,

Principal Financial Officer, Secretary and Treasurer

/s/ DON BLACKADAR

Don Blackadar

Member of the Board of Directors.